X

Please mark your
vote as in this
example.             (check box0    (check box)

2548

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors.

SERIES A CONVERTIBLE
PREFERRED STOCK

The Board of Directors recommends a vote FOR Election of all Directors.

Election of
Directors
(see reverse)

FOR      WITHHELD

For, except vote withheld from the following nominee(s):

- --------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- -------------------------------------------------------------------

- -------------------------------------------------------------------
  SIGNATURE(S)                                     DATE

SERIES A CONVERTIBLE
PREFERRED STOCK

UNITED STATES SURGICAL CORPORATION
Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting May 3, 1995

PROXY

The undersigned hereby constitutes and appoints John A. Bogardus, Jr., Leon
C. Hirsch and William F. May, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and vote all the Series A Convertible Preferred Shares (each share being entitled to 47.50 votes, equivalent to .95 of a vote for each 1/50 Interest Depositary Share) held by the undersigned at the Annual Meetingof Stockholders of UNITED STATES SURGICAL CORPORATION to be held at The Equitable building, 787 Seventh Avenue, New York, N.Y. 10019, on Wednesday, May 3, 1995, at 2:00 P.M. (local time), and at any adjournments thereof, as directed on this card upon the matter set forth on the reverse side hereof,as described in the proxy statement, and in their discretion upon any other business which may properly come before said meeting. The undersigned hereby revokes all proxies heretofore given with respect to such meeting.

Election of Directors -- Nominees:

Julie K. Blake, John A. Bogardus, Jr., Thomas R. Bremer,
Leon C. Hirsch, Turi Josefsen, Douglas L. King, William F. May,
Howard M. Rosenkrantz, Marianne Scipione, John R. Silber.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE). IF YOU DONOT MARK ANY BOX THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. The named proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE SIDE

X

Please mark your vote as in this example.

1406

This proxy when properly executed will be voted in the manner directedherein. If no direction is made, this proxy will be voted FOR election of all directors.

COMMON STOCK

The Board of Directors recommends a vote FOR Election of all Directors.

Election ofDirectors(see reverse)

FOR    WITHHELD

For, except vote withheld from the following nominee(s):

- --------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Jointowners should each sign. When signing as attorney, executor,administrator, trustee or guardian, please give full title as such.

SIGNATURE(S) DATE

COMMON STOCK

UNITED STATES SURGICAL CORPORATIONProxy Solicited on Behalf of the Board of Directorsof the Company for Annual Meeting May 3, 1995

PROXY

The undersigned hereby constitutes and appoints John A. Bogardus, Jr., Leon
C. Hirsch and William F. May, and each of them, his true and lawful agents and proxies with full power of substitution in each, to representand vote all the Common Shares held by the undersigned at the Annual Meeting of Stockholders of UNITED STATES SURGICAL CORPORATION to be held at The Equitable building, 787 Seventh Avenue, New York,N.Y. 10019, on Wednesday, May 3, 1995, at 2:00 P.M. (local time), and at any adjournments thereof, as directed on this card upon the matter set forth on the reverse side hereof, as described in the proxy statement, and in their discretion upon any other business which may properly come before said meeting. The undersigned hereby revokes all proxies heretofore given with respect to such meeting.

Election of Directors -- Nominees:

Julie K. Blake, John A. Bogardus, Jr., Thomas R. Bremer, Leon C. Hirsch, Turi Josefsen, Douglas L. King, William F. May, Howard M. Rosenkrantz, Marianne Scipione, John R. Silber.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE). IF YOU DONOT MARK ANY BOX THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. The named proxies cannot vote your shares unless you sign and return this card.

SEE REVERSE SIDE